Exhibit 10.1

THIRD AMENDED RESTRICTED STOCK GRANT AGREEMENT

THIS THIRD AMENDED RESTRICTED STOCK GRANT AGREEMENT (the "Third Amended Agreement") is made as of this 16th day of January 2007, between RASER TECHNOLOGIES, INC. ("Company") and TIMOTHY FEHR, ("Employee").

RECITALS

WHEREAS, Company and Employee entered into a certain Second Amended Restricted Stock Grant Agreement (the "Agreement") on February 1, 2006, that the parties now desire to mutually amend as set forth below;

NOW, THEREFORE, in view of the foregoing recitals which are incorporated as a part of this Third Amended Agreement, and in consideration of the terms and conditions of this Third Amended Agreement, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. The shares that would have vested per Schedule A of the Agreement will be delivered according to Exhibit 1 of this Third Amended Agreement. If Employee is terminated for any reason other than for cause, the Employee shall receive a prorated number of shares as set forth in Schedule A of the Agreement per month for every full month Employee has been employed by Company. Any partial months worked shall be deemed as not worked for the purposes of calculating any pro rata distribution of shares to employee. Employee shall not be compensated for a prorated amount of shares for months worked if Employee is terminated for cause.

2. All other provisions of the Agreement shall remain in full force and effect. To the extent any provisions of the Agreement conflict with the provisions of this Third Amended Agreement, this Third Amended Agreement shall govern.

IN WITNESS WHEREOF, Company and Employee have executed this Third Amended Agreement effective as of the date first set forth above.

COMPANY: EMPLOYEE:

RASER TECHNOLOGIES, INC.

By By ____

Its: Timothy Fehr

Exhibit 1
	1	2
Vesting Dates	New Vesting Schedule for 100,000 Deferred Shares	New Share Delivery Schedule for 150,000 Shares
Wednesday,September22,2006	6,250
Thursday,August03,2006	3,000
Tuesday,August08,2006	3,000
Friday,August11,2006	3,000
Wednesday,August16,2006	3,000
Monday,August21,2006	3,000
Thursday,August24,2006	3,000
Tuesday,August29,2006	3,000
Friday,September01,2006	3,000
Wednesday,September06,2006	3,000
Monday,September11,2006	3,000
Thursday,September14,2006	3,000
Tuesday,September19,2006	3,000
Friday,September22,2006	3,000
Wednesday,September27,2006	3,000
Monday,October02,2006	3,000
Thursday,October05,2006	3,000
Tuesday,October10,2006	3,000
Friday,October13,2006	3,000
Wednesday,October18,2006	3,000
Monday,October23,2006	3,000
Thursday,October26,2006	3,000
Tuesday,October31,2006	3,000
Friday,November03,2006	3,000
Wednesday,November08,2006	3,000
Monday,November13,2006	3,000
Thursday,November16,2006	3,000
Tuesday,November21,2006	3,000
Wednesday,November29,2006	3,000
Monday,December04,2006	3,000
Thursday,December07,2006	3,750
Tuesday,December12,2006	3,000
Tuesday,July03,2007		5,000
Thursday,July05,2007		5,000
Monday,July09,2007		5,000
Wednesday,July11,2007		5,000
Friday,July13,2007		5,000
Tuesday,July17,2007		5,000
Thursday,July19,2007		5,000
Monday,July23,2007		5,000
Wednesday,July25,2007		5,000
Friday,July27,2007		5,000
Tuesday,July31,2007		5,000
Thursday,August02,2007		5,000
Monday,August06,2007		5,000
Wednesday,August08,2007		5,000
Friday,August10,2007		5,000
Tuesday,August14,2007		5,000
Thursday,August16,2007		5,000
Monday,August20,2007		5,000
Wednesday,August22,2007		5,000
Friday,August24,2007		5,000
Tuesday,August28,2007		5,000
Thursday,August30,2007		5,000
Tuesday,September04,2007		5,000
Wednesday,September05,2007		5,000
Friday,September07,2007		5,000
Tuesday,September11,2007		5,000
Thursday,September13,2007		5,000
Monday,September17,2007		5,000
Wednesday,September19,2007		5,000
Friday,September21,2007		5,000
	100,000	150,000